                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]       Series 2005-SL3                          EXHIBIT 99.1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[359,443,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                    ABN AMRO
                                     TRUSTEE

                               OCTOBER [27], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of the securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------

                                   TERM SHEET
                               OCTOBER [27], 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL3
                          $[359,443,000] (APPROXIMATE)
                               SUBJECT TO REVISION

--------------- ------------ ------------ ------------ ----------------- ----------

                  APPROX                   WAL (YRS)    PAYMENT WINDOW   PAYMENT
    CLASS        SIZE ($)      COUPON      (CALL(5)/      (CALL(5)/        DELAY
                                          MATURITY )      MATURITY)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS A-1       131,127,000   LIBOR + []   1.18/1.18    1 - 36/1 - 36        0
                              (1), (2)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS A-2A      104,902,000   Fixed (1)    0.86/0.86    1 - 25/1 - 25       24
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS A-2B      26,225,000   Fixed (1),    2.47/2.47   25 - 36/25 - 36      24
                                 (3)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS M-1       31,771,000    LIBOR + []   5.85/7.29   36 - 76/36 - 171      0
                              (1), (4)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS M-2       25,943,000    LIBOR + []   4.94/5.41   48 - 76/48 - 150      0
                              (1), (4)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS B-1       15,227,000    LIBOR + []   4.60/5.06   44 - 76/44 - 140      0
                              (1), (4)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS B-2        6,391,000    LIBOR + []   4.50/4.94   43 - 76/43 - 132      0
                              (1), (4)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS B-3        6,203,000    LIBOR + []   4.46/4.88   42 - 76/42 - 129      0
                              (1), (4)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS B-4 (7)    6,015,000    LIBOR + []   4.42/4.83   41 - 76/41 - 124      0
                              (1), (4)
--------------- ------------ ------------ ------------ ----------------- ----------
CLASS B-5 (7)    5,639,000    LIBOR + []   4.39/4.77   40 - 76/40 - 119      0
                              (1), (4)
--------------- ------------ ------------ ------------ ----------------- ----------

---------------  ------------ ---------- ---------- ----------------------
                              EXPECTED   STATED
                  INTEREST    FINAL      FINAL        EXPECTED RATINGS
    CLASS          ACCRUAL    MATURITY   MATURITY   (MOODY'S/ S&P/FITCH)
                                 (5)        (6)
---------------  ------------ ---------- ---------- ----------------------
CLASS A-1        Actual/360   Oct-2008   Jul-2036       [Aaa/AAA/AAA]
---------------  ------------ ---------- ---------- ----------------------
CLASS A-2A         30/360     Nov-2007   Jul-2036       [Aaa/AAA/AAA]
---------------  ------------ ---------- ---------- ----------------------
CLASS A-2B         30/360     Oct-2008   Jul-2036       [Aaa/AAA/AAA]
---------------  ------------ ---------- ---------- ----------------------
CLASS M-1        Actual/360   Feb-2012   Jul-2036        [Aa2/AA/AA]
---------------  ------------ ---------- ---------- ----------------------
CLASS M-2        Actual/360   Feb-2012   Jul-2036         [A2/A/A]
---------------  ------------ ---------- ---------- ----------------------
CLASS B-1        Actual/360   Feb-2012   Jul-2036     [Baa1/BBB+/BBB+]
---------------  ------------ ---------- ---------- ----------------------
CLASS B-2        Actual/360   Feb-2012   Jul-2036      [Baa2/BBB/BBB]
---------------  ------------ ---------- ---------- ----------------------
CLASS B-3        Actual/360   Feb-2012   Jul-2036     [Baa3/BBB-/BBB-]
---------------  ------------ ---------- ---------- ----------------------
CLASS B-4 (7)    Actual/360   Feb-2012   Jul-2036       [Ba1/BB+/BB+]
---------------  ------------ ---------- ---------- ----------------------
CLASS B-5 (7)    Actual/360   Feb-2012   Jul-2036        [Ba2/BB/BB]
---------------  ------------ ---------- ---------- ----------------------

1)       Subject to the Available Funds Cap.

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 Certificates will increase to 2x its margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class A-2B Certificates will increase by 0.50%.

4) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will increase to 1.5x its respective margin.

5) The Certificates will be priced at 30% CPR. Assumes 10% optional termination occurs.

6)       Latest maturity date for any mortgage loan plus one year.

7) The Class B-4 Certificates and B-5 Certificates will not be publicly offered, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-4 Certificates and Class B-5 Certificates is provided to assist your understanding of the other Offered Certificates.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------

                                    CONTACTS


MBS/ABS TRADING/SYNDICATE
Scott Soltas                                                 212-449-3659          scott_soltas@ml.com
Charles Sorrentino                                           212-449-3659          mailto:charles_sorrentino@ml.com
Colin Sheen                                                  212-449-3659          colin_sheen@ml.com
Edgar Seah                                                   + 813-6225-7803       edgar_seah@ml.com
Gregory Ikhilov                                              212-449-3659          gregory_ikhilov@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                                                  212-449-0752          matthew_whalen@ml.com
Paul Park                                                    212-449-6380          paul_park@ml.com
Tom Saywell                                                  212-449-2122          tom_saywell@ml.com
Tim Loughlin                                                 212-449-1646          timothy_loughlin@ml.com
Alan Chan                                                    212-449-8140          alan_chan@ml.com
Fred Hubert                                                  212-449-5071          fred_hubert@ml.com
Alice Chu                                                    212-449-1701          alice_chu@ml.com
Sonia Lee                                                    212-449-5067          sonia_lee@ml.com
Keith Singletary                                             212-449-9431          keith_singletary@ml.com
Calvin Look                                                  212-449-5029          calvin_look@ml.com
Yimin Ge                                                     212-449-9401          yimin_ge@ml.com
Hoi Yee Leung                                                212-449-1901          hoiyee_leung@ml.com

MOODY'S
Gulmira Karaguishiyeva                                       201-395-6354          gulmira.karaguishiyeva@moodys.com

STANDARD & POOR'S
James Taylor                                                 212-438-6067          james_taylor@standardandpoors.com

FITCH
Tara Sweeney                                                 212-908-0347          tara.sweeney@fitchratings.com


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------


TITLE OF CERTIFICATES           Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates Series
                                2005-SL3, consisting of:
                                Class A-1, Class A-2A and Class A-2B Certificates  (the Class A-2A and Class A-2B Certificates
                                are referred to collectively as the "Class A-2 Certificates" and together with the Class A-1
                                Certificates, the "Class A Certificates"),
                                Class M-1 and Class M-2 Certificates (collectively, the "Class M Certificates"), and
                                Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (collectively, the
                                "Class B Certificates")
                                The Class A Certificates, the Class M Certificates and the Class B Certificates (other than the Class B-4 Certificates and Class B-5 Certificates) are collectively known as the "Offered
                                Certificates".  The Class M and Class B Certificates are collectively known as the
                                "Subordinate Certificates".

UNDERWRITER                     Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR                       Merrill Lynch Mortgage Investors, Inc.

SELLER                          Merrill Lynch Mortgage Lending, Inc.

ORIGINATORS                     Option One (28.28%), Accredited (18.20%), Acoustic (16.33%) and other originators (37.20%).
                                No other originator accounts for more than 10.00% of the aggregate principal balance as of the
                                Cut-Off Date.

SERVICER                        Wilshire Credit Corporation

TRUSTEE                         ABN AMRO

CUT-OFF DATE                    October 1, 2005

PRICING DATE                    On or about October [31], 2005

CLOSING DATE                    On or about November [10], 2005

DISTRIBUTION DATES              Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in November 2005.

ERISA CONSIDERATIONS            The Offered Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the
                                Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered
                                Certificates.

LEGAL INVESTMENT                The Offered Certificates will not constitute "mortgage-related securities" for the purposes of
                                SMMEA.

TAX STATUS                      For federal income tax purposes, the Trust Fund will include one or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------


OPTIONAL TERMINATION            The Trustee will be required to effect an auction of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders.  Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                                Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                  As of the Cut-Off Date, the mortgage pool will consist of fixed rate, fully amortizing and balloon, second lien residential mortgage loans ("Mortgage Loans") serviced by Wilshire Credit
                                Corporation.  The information described herein is based on a pool of Mortgage Loans having an aggregate scheduled principal balance of approximately $375,991,445, as of the Cut-Off Date.

TOTAL DEAL SIZE                 Approximately $[359,443,000]

ADMINISTRATIVE FEES             The Servicers will be paid fees aggregating 50 bps per annum (payable monthly) on the stated
                                principal balance of the Mortgage Loans.  The Trustee will be paid fees aggregating 2 bps, if applicable, per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS             1.       Excess interest
                                2.       Over-Collateralization
                                3.       Subordination

EXCESS INTEREST                 Excess interest cashflow will be available as credit enhancement.

OVER-COLLATERALIZATION          The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the
                                Closing Date, the over-collateralization amount will equal approximately 4.40% of the aggregate principal balance of the Mortgage Loans.  On each distribution date, the trust fund will apply some or all of the Excess Interest as principal payments on the Class A
                                Certificates.

                                Initial:  Approximately 4.40% of original mortgage balance
                                Target: 8.10% of the original mortgage balance (16.20% of current mortgage balance after stepdown)
                                Floor:   0.50% of the original mortgage balance


                     (PRELIMINARY AND SUBJECT TO REVISION)


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------


SUBORDINATION (1):                          CLASSES                      RATING (M/S/F)                  SUBORDINATION
                                            -------                      --------------                  -------------
                                            Class A                      [Aaa/AAA/AAA]                       33.95%
                                           Class M-1                      [Aa2/AA/AA]                        25.50%
                                           Class M-2                        [A2/A/A]                         18.60%
                                           Class B-1                    [Baa1/BBB+/BBB+]                     14.55%
                                           Class B-2                     [Baa2/BBB/BBB]                      12.85%
                                           Class B-3                    [Baa3/BBB-/BBB-]                     11.20%
                                           Class B-4                     [Ba1/BB+/BB+]                       9.60%
                                           Class B-5                      [Ba2/BB/BB]                        8.10%


CLASS SIZES:                                CLASSES                      RATING (M/S/F)                   CLASS SIZES
                                            -------                      --------------                   -----------
                                            Class A                      [Aaa/AAA/AAA]                       69.75%
                                           Class M-1                      [Aa2/AA/AA]                        8.45%
                                           Class M-2                        [A2/A/A]                         6.90%
                                           Class B-1                    [Baa1/BBB+/BBB+]                     4.05%
                                           Class B-2                     [Baa2/BBB/BBB]                      1.70%
                                           Class B-3                    [Baa3/BBB-/BBB-]                     1.65%
                                           Class B-4                     [Ba1/BB+/BB+]                       1.60%
                                           Class B-5                      [Ba2/BB/BB]                        1.50%

INTEREST ACCRUAL                Interest on the Class A-1 Certificates,  Class M Certificates and Class B Certificates will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date, on an actual/360 basis.  Interest on the Class A-2A Certificates and the Class A-2B
                                Certificates will accrue in respect of a Distribution Date from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis beginning November 1, 2005.

COUPON STEP UP                  If the 10% optional termination does not occur prior to the first distribution date on which it is possible, (i) the margin on the Class A-1 Certificates will increase to 2x its respective margin, and (ii) the coupon on the Class A-2B Certificates will increase by 50 bps, and (iii) the margin on each of the Class M and Class B will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP             The pass-through rates of the Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by
                                (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, and for Class A-1 Certificates, Class M Certificates and Class B Certificates,
                                multiplied by 30 and divided by the actual number of days in the related accrual period.
                                Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis.  "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.


(1) The subordination includes the target over-collateralization level of approximately 8.10%.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------

SHORTFALL REIMBURSEMENT         If on any Distribution Date the pass-through rate of any Class is limited by the Available
                                Funds Cap, the excess of (i) the amount of interest such Class was entitled to receive on such
                                Distribution Date had the applicable Pass-Through Rate not been subject to the Available Funds
                                Cap, over (ii) the amount of interest such Class of Certificates was entitled to receive on such Distribution Date based on the Available Funds Cap, together with the aggregate of such shortfalls from previous Distribution Dates together (and accrued interest thereon at the applicable pass-through rate, without giving effect to the Available Funds Cap) will be carried over to the next Distribution Date until paid (herein referred to as "Carryover").
                                Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY               1.    Servicing Fees and Trustee fees.
                                2.    Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, to the Class A Certificates pro-rata; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, then to the
                                      Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4
                                      Certificates, and then to the Class B-5 Certificates.
                                3.    Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1
                                      Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2
                                      Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5
                                      Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                                4.    Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                                5.    Excess interest to pay subordinate principal shortfalls.
                                6.    Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.
                                7.    Any remaining amount will be paid in accordance with the Pooling and Servicing
                                      Agreement and will not be available for payment to holders of the Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:
All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread to the extent distributable as principal to replenish O/C to the required level will be paid pro rata between the Class A-1 and Class A-2 Certificates. Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates and Class C Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A and Class A-2B Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts remaining referred to above, will be distributed sequentially to the Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates as described above, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class B-2 Certificates, sixth to the Class B-3 Certificates, seventh to the Class B-4 Certificates, and eighth to the Class B-5 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:


        CLASS A                         67.90%*
        CLASS M-1                       51.00%*
        CLASS M-2                       37.20%*
        CLASS B-1                       29.10%*
        CLASS B-2                       25.70%*
        CLASS B-3                       22.40%*
        CLASS B-4                       19.20%*
        CLASS B-5                       16.20%*

*includes targeted overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                COMPUTATIONAL MATERIALS FOR
                                MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]            Series 2005-SL3
--------------------------------------------------------------------------------


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the November 2008 Distribution
         Date;
ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and
iii)     A Trigger Event does not exist.


SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the Required Percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE             principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated
                              principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.
                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              67.90%
                              or
                              (25.85%+8.10%)*2

TRIGGER EVENT                 The situation that exists with respect to any Distribution Date on or after the Stepdown Date, if (a)
(Preliminary and Subject to   the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days
Revision)                     delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO
                              Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding
                              Servicer Remittance Date, equals or exceeds the product of (i) [TBD] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the
                              Cut-Off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date exceeds the Required Loss
                              Percentage shown below.
                              DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
                              November 2008 - October 2009         [TBA%] with respect to November 2008, plus an additional 1/12th of [TBA%] for each month thereafter
                              November 2009 - October 2010         [TBA%] with respect to November 2009, plus an additional 1/12th of [TBA%] for each month thereafter
                              November 2010 - October 2011         [TBA%] with respect to November 2010, plus an additional 1/12th of [TBA%] for each month thereafter
                              November 2011 - October 2012         [TBA%] with respect to November 2011, plus an additional 1/12th of [TBA%] for each month thereafter
                              November 2008 - October 2009         [TBA%] with respect to November 2008, plus an additional 1/12th of [TBA%] for each month thereafter

                                                               (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                    The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus
                              Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-Off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                                                  $375,991,445
Aggregate Original Principal Balance                                                     $377,825,328
Number of Mortgage Loans                                                                     8,126
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                       MINIMUM                      MAXIMUM               AVERAGE (1)
                                       -------                      -------               -----------
Original Principal Balance             $7,100                      $500,000                 $46,496
Outstanding Principal
Balance                                $2,193                      $499,061                 $46,270
------------------------------------------------------------------------------------------------------------

                                       MINIMUM                      MAXIMUM           WEIGHTED AVERAGE (2)
                                       -------                      -------               -----------
Original Term (mos)                     120                          360                      231
Stated remaining Term (mos)             114                          357                      226
Loan Age (mos)                           2                            15                       5
Current Interest Rate                  4.850%                      16.500%                  9.848%
Combined Original
Loan-to-Value                          12.31%                      100.00%                  97.23%
Credit Score (3)                        581                          816                      672
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                   EARLIEST                  LATEST
                                                                   --------                  ------
Maturity Date                                                     04/01/2015              07/01/2035
------------------------------------------------------------------------------------------------------------

------------------------------------------------------      -------------------------------------------------
LIEN POSITION                 PERCENT OF MORTGAGE POOL      YEAR OF ORIGINATION      PERCENT OF MORTGAGE POOL
-------------                 ------------------------      -------------------      ------------------------
2nd Lien                                       100.00%      2004                                      0.82%
-------------------------------------------------------     2005                                     99.18%
                                                            -------------------------------------------------
-------------------------------------------------------
OCCUPANCY                     PERCENT OF MORTGAGE POOL
---------                     ------------------------      -------------------------------------------------
Primary                                         94.37%      LOAN PURPOSE             PERCENT OF MORTGAGE POOL
Second Home                                      0.58%      ------------             ------------------------
Investment                                       5.05%      Purchase                                 79.47%
-------------------------------------------------------     Refinance - Rate/Term                     5.15%
                                                            Refinance - Cashout                      15.38%
------------------------------------------------------
LOAN TYPE                     PERCENT OF MORTGAGE POOL
---------                     ------------------------      --------------------------------------------------
Fixed Rate                                     100.00%          PROPERTY TYPE         PERCENT OF MORTGAGE POOL
                                                                -------------         ------------------------
------------------------------------------------------      Single Family Residence                  65.27%
------------------------------------------------------      Planned Unit Development                 15.70%
AMORTIZATION TYPE             PERCENT OF MORTGAGE POOL      Condominium                               8.52%
-----------------             ------------------------      Two-to-Four Family                       10.27%
Fully Amortizing                                32.37%
Balloon                                         67.63%      Townhouse                                 0.23%
------------------------------------------------------      --------------------------------------------------

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------

MORTGAGE RATES
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
RANGE OF MORTGAGE RATES             LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
7.500% or less                           663    $27,565,096      7.33%   6.758%    735        $41,576    89.45%   83.97%
------------------------------------------------------------------------------------------------------------------------

7.501% to 8.000%                         269    13,217,624        3.52    7.832    719         49,136     95.37    57.44
------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                         478    23,330,185        6.20    8.338    710         48,808     96.96    64.06
------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                         625    28,667,235        7.62    8.912    679         45,868     97.79    56.00
------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                         677    32,879,698        8.74    9.350    692         48,567     97.51    24.56
------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                      1,794    95,641,247       25.44    9.901    673         53,312     97.87    32.80
------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                       878    37,481,065        9.97   10.312    653         42,689     98.08    58.58
------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                     1,688    71,326,314       18.97   10.858    635         42,255     98.36    46.03
------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                       438    17,827,983        4.74   11.322    642         40,703     98.66    42.98
------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                       298    14,245,983        3.79   11.868    659         47,805     98.55    14.64
------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                       124     6,405,402        1.70   12.340    685         51,656     98.24    12.83
------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                       141     5,128,221        1.36   12.895    641         36,370     96.89     5.18
------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                        26     1,051,315        0.28   13.256    664         40,435     96.47    26.52
------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                        11       494,107        0.13   13.811    664         44,919     93.31    36.38
------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                         6       255,264        0.07   14.434    649         42,544     98.49     0.00
------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                         6       219,741        0.06   14.824    654         36,623     99.26     0.00
------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                         3       244,094        0.06   15.166    713         81,365     95.42     0.00
------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                         1        10,872        0.00   16.500    644         10,872     95.00     0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------
As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.850% per annum to 16.500% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 9.848% per annum.


REMAINING MONTHS TO STATED MATURITY

-----------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                           MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
REMAINING TERMS (MONTHS)            LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
-----------------------------------------------------------------------------------------------------------------------
109 to 120                                 5      $149,482     0.04%  8.918%    715        $29,896    89.39%   61.88%
-----------------------------------------------------------------------------------------------------------------------
157 to 168                                 4       153,447     0.04   10.104    711         38,362     94.80    25.95
-----------------------------------------------------------------------------------------------------------------------
169 to 180                             5,359   265,471,832    70.61    9.816    682         49,538     96.34    33.42
-----------------------------------------------------------------------------------------------------------------------
229 to 240                               108     5,110,095     1.36    9.807    667         47,316     95.33    45.58
-----------------------------------------------------------------------------------------------------------------------
337 to 348                                 3        84,545     0.02   11.549    627         28,182    100.00    67.70
-----------------------------------------------------------------------------------------------------------------------
349 to 360                             2,647   105,022,043    27.93    9.932    649         39,676     99.57    72.37
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445  100.00%   9.848%    672        $46,270    97.23%   44.48%
-----------------------------------------------------------------------------------------------------------------------
As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 114 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 226 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE         MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
LOAN PRINCIPAL BALANCES             LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
$1 to $25,000                          1,866   $35,768,056       9.51%   9.912%    665        $19,168    96.46%   65.33%
------------------------------------------------------------------------------------------------------------------------

$25,001 to $50,000                     3,566   126,304,519       33.59    9.843    665         35,419     97.58    58.23
------------------------------------------------------------------------------------------------------------------------
$50,001 to $75,000                     1,509    92,304,384       24.55    9.832    675         61,169     97.35    40.95
------------------------------------------------------------------------------------------------------------------------
$75,001 to $100,000                      704    60,719,065       16.15    9.866    675         86,249     97.31    29.25
------------------------------------------------------------------------------------------------------------------------
$100,001 to $125,000                     318    35,268,347        9.38    9.867    678        110,907     97.69    23.26
------------------------------------------------------------------------------------------------------------------------
$125,001 to $150,000                     104    14,298,639        3.80    9.844    683        137,487     97.79    30.04
------------------------------------------------------------------------------------------------------------------------
$150,001 to $175,000                      22     3,573,829        0.95    9.101    702        162,447     94.20    40.75
------------------------------------------------------------------------------------------------------------------------
$175,001 to $200,000                      25     4,799,801        1.28   10.310    707        191,992     91.09     7.68
------------------------------------------------------------------------------------------------------------------------
$200,001 to $225,000                       5     1,042,651        0.28    9.481    705        208,530     93.41    20.78
------------------------------------------------------------------------------------------------------------------------
$225,001 to $250,000                       6     1,413,092        0.38    9.613    704        235,515     94.76    17.63
------------------------------------------------------------------------------------------------------------------------
$475,001 to $500,000                       1       499,061        0.13    8.375    693        499,061     79.42     0.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------
As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $2,193 to approximately $499,061 and the average outstanding principal balance of the Mortgage Loans was approximately $46,270.


PRODUCT TYPES
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
PRODUCT TYPES                       LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Balloon Loans                          5,037  $254,280,403      67.63%   9.889%    680        $50,483    96.62%   32.00%
------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans                        5       149,482        0.04    8.918    715         29,896     89.39    61.88
------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans                      326    11,344,876        3.02    8.187    712         34,800     90.22    65.20
------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans                      108     5,110,095        1.36    9.807    667         47,316     95.33    45.58
------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans                    2,650   105,106,588       27.95    9.933    649         39,663     99.57    72.37
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------


GEOGRAPHIC DISTRIBUTIONS OF MORTGAGED PROPERTIES
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
GEOGRAPHIC DISTRIBUTION             LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Alabama                                   80    $2,358,832       0.63%   9.413%    671        $29,485    98.58%   77.79%
------------------------------------------------------------------------------------------------------------------------
Alaska                                    22     1,197,902        0.32    9.722    667         54,450     97.19    39.34
------------------------------------------------------------------------------------------------------------------------
Arizona                                  353    13,676,154        3.64   10.343    667         38,743     97.06    46.28
------------------------------------------------------------------------------------------------------------------------
Arkansas                                   4        77,684        0.02    9.654    714         19,421     82.79     0.00
------------------------------------------------------------------------------------------------------------------------
California                             1,336   104,601,660       27.82    9.837    676         78,295     97.28    26.18
------------------------------------------------------------------------------------------------------------------------
Colorado                                 311    12,610,098        3.35    9.720    666         40,547     98.29    61.67
------------------------------------------------------------------------------------------------------------------------
Connecticut                              146     6,495,155        1.73   10.129    671         44,487     96.79    51.87
------------------------------------------------------------------------------------------------------------------------
Delaware                                  20       839,401        0.22    9.883    668         41,970     96.87    56.36
------------------------------------------------------------------------------------------------------------------------
District of Columbia                      12       897,491        0.24    9.775    695         74,791     96.60    19.57
------------------------------------------------------------------------------------------------------------------------
Florida                                  737    29,572,619        7.87   10.156    666         40,126     96.95    42.03
------------------------------------------------------------------------------------------------------------------------
Georgia                                  263     8,708,854        2.32    9.960    656         33,114     98.01    64.52
------------------------------------------------------------------------------------------------------------------------
Hawaii                                    18     1,505,592        0.40   10.135    673         83,644     97.15    43.30
------------------------------------------------------------------------------------------------------------------------
Idaho                                     65     1,599,230        0.43    9.944    662         24,604     97.90    80.18
------------------------------------------------------------------------------------------------------------------------
Illinois                                 297    13,913,323        3.70   10.000    670         46,846     97.84    36.71
------------------------------------------------------------------------------------------------------------------------
Indiana                                   92     2,381,904        0.63   10.071    653         25,890     98.18    76.86
------------------------------------------------------------------------------------------------------------------------
Iowa                                      18       563,659        0.15    9.471    664         31,314     98.76    76.74
------------------------------------------------------------------------------------------------------------------------
Kansas                                    27       846,838        0.23   10.663    639         31,364     98.86    55.73
------------------------------------------------------------------------------------------------------------------------
Kentucky                                  75     2,121,116        0.56    9.822    659         28,282     98.93    69.49
------------------------------------------------------------------------------------------------------------------------
Louisiana                                 83     2,593,424        0.69    9.696    666         31,246     98.41    65.68
------------------------------------------------------------------------------------------------------------------------
Maine                                     36     1,299,738        0.35    9.929    679         36,104     98.92    57.07
------------------------------------------------------------------------------------------------------------------------
Maryland                                 217    11,655,653        3.10   10.007    673         53,713     96.52    45.29
------------------------------------------------------------------------------------------------------------------------
Massachusetts                            260    15,092,983        4.01   10.018    681         58,050     97.51    43.41
------------------------------------------------------------------------------------------------------------------------
Michigan                                 444    14,357,184        3.82    9.433    671         32,336     96.94    65.89
------------------------------------------------------------------------------------------------------------------------
Minnesota                                103     4,122,321        1.10    9.264    666         40,023     97.52    57.03
------------------------------------------------------------------------------------------------------------------------
Mississippi                               20       471,720        0.13   10.541    659         23,586     97.92    59.96
------------------------------------------------------------------------------------------------------------------------
Missouri                                 146     4,427,488        1.18    9.490    675         30,325     96.99    59.28
------------------------------------------------------------------------------------------------------------------------
Montana                                    7       249,358        0.07   10.030    682         35,623     94.57    54.40
------------------------------------------------------------------------------------------------------------------------
Nebraska                                  19       524,826        0.14   10.148    652         27,622     98.59    66.12
------------------------------------------------------------------------------------------------------------------------
Nevada                                   159     9,059,677        2.41    9.905    673         56,979     96.43    29.73
------------------------------------------------------------------------------------------------------------------------
New Hampshire                             54     2,384,107        0.63    9.725    672         44,150     96.22    58.24
------------------------------------------------------------------------------------------------------------------------
New Jersey                               120     6,614,205        1.76    9.432    688         55,118     95.63    36.84
------------------------------------------------------------------------------------------------------------------------
New Mexico                                21       502,465        0.13   10.175    675         23,927     95.19    70.69
------------------------------------------------------------------------------------------------------------------------
New York                                 254    18,314,192        4.87    9.501    685         72,103     95.67    32.75
------------------------------------------------------------------------------------------------------------------------
North Carolina                           182     5,264,862        1.40   10.036    662         28,928     98.37    67.57
------------------------------------------------------------------------------------------------------------------------
North Dakota                               6       148,686        0.04    7.106    728         24,781     91.24    58.91
------------------------------------------------------------------------------------------------------------------------
Ohio                                     208     5,736,801        1.53   10.342    646         27,581     99.12    77.90
------------------------------------------------------------------------------------------------------------------------
Oklahoma                                  35     1,013,375        0.27    9.215    665         28,954     97.33    87.89
------------------------------------------------------------------------------------------------------------------------
Oregon                                   160     6,130,800        1.63    9.622    677         38,318     97.39    52.56
------------------------------------------------------------------------------------------------------------------------
Pennsylvania                             132     4,902,097        1.30    9.531    667         37,137     97.32    69.84
------------------------------------------------------------------------------------------------------------------------
Rhode Island                              72     3,602,015        0.96   10.449    663         50,028     98.12    47.02
------------------------------------------------------------------------------------------------------------------------
South Carolina                            75     2,353,263        0.63   10.027    681         31,377     97.56    54.93
------------------------------------------------------------------------------------------------------------------------
South Dakota                               2        55,777        0.01    7.380    784         27,889     94.08   100.00
------------------------------------------------------------------------------------------------------------------------
Tennessee                                124     3,578,788        0.95    9.061    643         28,861     99.19    68.66
------------------------------------------------------------------------------------------------------------------------
Texas                                    557    14,809,274        3.94    9.762    672         26,588     97.53    57.86
------------------------------------------------------------------------------------------------------------------------
Utah                                     100     3,334,875        0.89    9.925    672         33,349     98.36    67.48
------------------------------------------------------------------------------------------------------------------------
Vermont                                   16       512,318        0.14    9.908    657         32,020     98.02    74.46
------------------------------------------------------------------------------------------------------------------------
Virginia                                 241    13,098,524        3.48    9.877    676         54,351     96.16    46.43
------------------------------------------------------------------------------------------------------------------------
Washington                               255    11,347,404        3.02    9.531    681         44,500     97.06    56.84
------------------------------------------------------------------------------------------------------------------------
West Virginia                             10       354,814        0.09    7.573    716         35,481     87.19    80.96
------------------------------------------------------------------------------------------------------------------------
Wisconsin                                 94     2,890,864        0.77   10.349    651         30,754     98.50    52.95
------------------------------------------------------------------------------------------------------------------------
Wyoming                                   38     1,220,054        0.32    9.698    653         32,107     97.93    89.51
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------
No more than approximately 0.28% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------


COMBINED ORIGINAL LOAN-TO-VALUE RATIOS
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF COMBINED                  MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
ORIGINAL LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
50.00% or less                            12      $566,461       0.15%   7.291%    698        $47,205    42.37%   74.86%
------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                           3       184,204        0.05    7.976    692         61,401     54.36    21.65
------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                           7       419,079        0.11    9.748    675         59,868     57.63    40.68
------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                          11       756,028        0.20    8.014    698         68,730     62.10    33.93
------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                          18     1,199,720        0.32    8.031    701         66,651     68.25    29.74
------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                          38     1,814,161        0.48    7.010    711         47,741     72.84    75.05
------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                          91     6,003,869        1.60    7.771    702         65,977     78.72    44.52
------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                          93     4,219,199        1.12    8.862    696         45,368     83.43    54.74
------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                         780    27,627,943        7.35    9.049    712         35,420     89.29    41.41
------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                         937    39,297,769       10.45    9.697    692         41,940     94.50    37.73
------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                      6,136   293,903,012       78.17   10.036    664         47,898     99.47    45.39
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------
As of the Cut-off Date, the Combined Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.31% to
100.00% and the weighted average Combined Original Loan-to-Value Ratio of the Mortgage Loans was 97.23%.  The
weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately
20.38%.


LOAN PURPOSE
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
LOAN PURPOSE                        LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Purchase                               6,440  $298,787,458      79.47%  10.028%    671        $46,396    98.39%   40.05%
------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                    1,203    57,830,603       15.38    9.455    669         48,072     93.02    57.74
------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                    483    19,373,384        5.15    8.247    698         40,111     91.96    73.36
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------


PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
PROPERTY TYPE                       LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Single Family Residence                5,573  $245,403,396      65.27%   9.775%    668        $44,034    97.25%   48.50%
------------------------------------------------------------------------------------------------------------------------
Planned Unit Development               1,172    59,034,844       15.70    9.839    676         50,371     96.91    40.98
------------------------------------------------------------------------------------------------------------------------
Two-to-Four Family                       635    38,629,224       10.27   10.263    689         60,833     96.97    24.87
------------------------------------------------------------------------------------------------------------------------
Condominium                              719    32,050,548        8.52    9.901    675         44,577     97.89    43.77
------------------------------------------------------------------------------------------------------------------------
Townhouse                                 27       873,434        0.23   10.786    644         32,349     99.78    47.87
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------


DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
OPTION ONE UNDERWRITING             LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
GUIDELINES
------------------------------------------------------------------------------------------------------------------------
Full Documentation                     2,121   $77,650,395      20.65%   9.915%    639        $36,610    99.80%  100.00%
------------------------------------------------------------------------------------------------------------------------
Stated Income                            582    28,607,027        7.61    9.966    673         49,153     98.99     0.00
------------------------------------------------------------------------------------------------------------------------
Lite Documentation                         1        59,098        0.02    9.500    692         59,098    100.00     0.00
------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                             2,704  $106,316,520      28.28%   9.928%    648        $39,318    99.58%   73.04%
------------------------------------------------------------------------------------------------------------------------

ACCREDITED UNDERWRITING GUIDELINES
------------------------------------------------------------------------------------------------------------------------
Stated Income                            655   $41,117,406      10.94%  10.280%    678        $62,775    99.21%    0.00%
------------------------------------------------------------------------------------------------------------------------
Full Documentation                       480    22,424,979        5.96    9.855    637         46,719     98.21   100.00
------------------------------------------------------------------------------------------------------------------------
Alternative Documentation                 83     4,830,497        1.28    9.992    646         58,199     98.53     0.00
------------------------------------------------------------------------------------------------------------------------
Lite Documentation                         1        39,047        0.01    8.250    695         39,047    100.00     0.00
------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                             1,219   $68,411,929      18.20%  10.119%    662        $56,121    98.83%   32.78%
------------------------------------------------------------------------------------------------------------------------

ACOUSTIC UNDERWRITING GUIDELINES
------------------------------------------------------------------------------------------------------------------------
Stated Income                            714   $44,079,489      11.72%  10.188%    666        $61,736    97.00%    0.00%
------------------------------------------------------------------------------------------------------------------------
Full Documentation                       251    13,244,792        3.52   10.454    649         52,768     96.88   100.00
------------------------------------------------------------------------------------------------------------------------
Limited Documentation                     61     4,075,718        1.08   10.469    648         66,815     96.84     0.00
------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                             1,026   $61,399,999      16.33%  10.264%    661        $59,844    96.96%   21.57%
------------------------------------------------------------------------------------------------------------------------

OTHER UNDERWRITING GUIDELINES
------------------------------------------------------------------------------------------------------------------------
Full Documentation                     1,402   $53,939,094      14.35%   8.325%    703        $38,473    93.76%  100.00%
------------------------------------------------------------------------------------------------------------------------
Stated Income                           1400    64,205,482       17.08    9.972    699         45,861     95.16     0.00
------------------------------------------------------------------------------------------------------------------------
Other Documentation                      375    21,718,420        5.78   10.844    701         57,916     96.18     0.00
------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL:                             3,177  $139,862,996      37.20%   9.472%    701        $44,024    94.78%   38.57%
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------



OCCUPANCY
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
OCCUPANCY                           LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Primary                                7,463  $354,828,174      94.37%   9.800%    669        $47,545    97.58%   45.37%
------------------------------------------------------------------------------------------------------------------------
Investment                               610    18,997,626        5.05   10.728    720         31,144     91.06    28.96
------------------------------------------------------------------------------------------------------------------------
Second Home                               53     2,165,645        0.58    9.975    716         40,861     93.49    34.93
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------
The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE                 MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
(MONTHS)                            LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
2                                        139    $8,239,636       2.19%  10.436%    655        $59,278    96.86%   22.09%
------------------------------------------------------------------------------------------------------------------------
3                                      1,702    93,671,004       24.91   10.228    679         55,036     96.82    28.74
------------------------------------------------------------------------------------------------------------------------
4                                      1,451    62,929,299       16.74    9.159    691         43,370     93.54    44.18
------------------------------------------------------------------------------------------------------------------------
5                                        714    32,475,969        8.64   10.272    675         45,485     97.12    31.05
------------------------------------------------------------------------------------------------------------------------
6                                      1,622    77,152,116       20.52    9.935    667         47,566     98.67    40.86
------------------------------------------------------------------------------------------------------------------------
7                                      2,004    80,667,071       21.45    9.772    654         40,253     99.15    69.39
------------------------------------------------------------------------------------------------------------------------
8                                        420    17,144,938        4.56    9.371    670         40,821     98.80    67.54
------------------------------------------------------------------------------------------------------------------------
9                                         48     2,537,597        0.67    8.835    695         52,867     95.19    50.45
------------------------------------------------------------------------------------------------------------------------
10                                        11       542,249        0.14    9.417    705         49,295     91.38    14.70
------------------------------------------------------------------------------------------------------------------------
11                                         8       393,573        0.10    8.328    674         49,197     81.90    25.28
------------------------------------------------------------------------------------------------------------------------
12                                         2        57,405        0.02    9.701    695         28,703    100.00   100.00
------------------------------------------------------------------------------------------------------------------------
13                                         2       122,880        0.03   10.917    674         61,440     96.11     0.00
------------------------------------------------------------------------------------------------------------------------
14                                         1        13,880        0.00   10.500    742         13,880     90.00   100.00
------------------------------------------------------------------------------------------------------------------------
15                                         2        43,828        0.01   11.015    664         21,914     95.88    58.79
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------
As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------


ORIGINAL PREPAYMENT PENALTY TERM
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT                MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
PENALTY TERM                        LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
None                                   6,018  $263,067,675      69.97%   9.829%    677        $43,713    96.41%   44.12%
------------------------------------------------------------------------------------------------------------------------
6 Months                                  10       839,765        0.22   10.686    663         83,977     98.66    64.59
------------------------------------------------------------------------------------------------------------------------
12 Months                                186    13,136,166        3.49    9.928    670         70,625     98.53    29.90
------------------------------------------------------------------------------------------------------------------------
18 Months                                  1        55,417        0.01    9.490    627         55,417    100.00   100.00
------------------------------------------------------------------------------------------------------------------------
24 Months                              1,477    76,892,339       20.45    9.936    661         52,060     99.68    47.46
------------------------------------------------------------------------------------------------------------------------
30 Months                                  4       186,026        0.05    9.576    635         46,506    100.00    57.83
------------------------------------------------------------------------------------------------------------------------
36 Months                                361    18,449,676        4.91    9.706    665         51,107     98.21    44.41
------------------------------------------------------------------------------------------------------------------------
48 Months                                  1        65,497        0.02    9.250    631         65,497    100.00     0.00
------------------------------------------------------------------------------------------------------------------------
60 Months                                 68     3,298,884        0.88    9.648    646         48,513     94.66    56.37
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------
The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


CREDIT SCORES
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
RANGE OF CREDIT SCORES              LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
581 to 600                               338   $11,989,785       3.19%  10.872%    595        $35,473    98.74%   94.43%
------------------------------------------------------------------------------------------------------------------------
601 to 625                             1,526    59,493,243       15.82   10.744    614         38,986     98.76    71.98
------------------------------------------------------------------------------------------------------------------------
626 to 650                             1,725    77,011,877       20.48   10.424    638         44,645     98.36    48.52
------------------------------------------------------------------------------------------------------------------------
651 to 675                             1,312    67,765,003       18.02    9.958    663         51,650     97.52    32.17
------------------------------------------------------------------------------------------------------------------------
676 to 700                             1,079    56,452,785       15.01    9.525    687         52,320     96.55    28.69
------------------------------------------------------------------------------------------------------------------------
701 to 725                               809    40,564,451       10.79    9.104    712         50,141     96.49    33.94
------------------------------------------------------------------------------------------------------------------------
726 to 750                               612    31,499,497        8.38    8.831    737         51,470     95.56    32.55
------------------------------------------------------------------------------------------------------------------------
751 to 775                               439    19,428,640        5.17    8.718    762         44,257     94.54    40.54
------------------------------------------------------------------------------------------------------------------------
776 to 800                               240    10,244,374        2.72    8.627    786         42,685     93.44    48.17
------------------------------------------------------------------------------------------------------------------------
801 to 816                                46     1,541,790        0.41    8.321    806         33,517     95.00    59.51
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%
------------------------------------------------------------------------------------------------------------------------
The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 581 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 672.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC., SERIES 2005-SL3
[MERRILL LYNCH LOGO]   Collateral Summary
--------------------------------------------------------------------------------


ORIGINATORS
------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                        WEIGHTED   AVERAGE    WEIGHTED
                                  NUMBER OF   PRINCIPAL   PERCENT OF  WEIGHTED AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                   MORTGAGE    BALANCE     MORTGAGE   AVERAGE   CREDIT    BALANCE    ORIGINAL   FULL
ORIGINATORS                         LOANS     OUTSTANDING    POOL     COUPON    SCORE    OUTSTANDING   LTV       DOC
------------------------------------------------------------------------------------------------------------------------
Option One                             2,704  $106,316,520      28.28%   9.928%    648        $39,318    99.58%   73.04%
------------------------------------------------------------------------------------------------------------------------
Accredited                             1,219    68,411,929       18.20   10.119    662         56,121     98.83    32.78
------------------------------------------------------------------------------------------------------------------------
Acoustic                               1,026    61,399,999       16.33   10.264    661         59,844     96.96    21.57
------------------------------------------------------------------------------------------------------------------------
Other (Less than 10.00% each)          3,177   139,862,996       37.20    9.472    701         44,024     94.78    38.57
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                 8,126  $375,991,445     100.00%   9.848%    672        $46,270    97.23%   44.48%


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    Series 2005-SL3
--------------------------------------------------------------------------------

                             ASSUMED MORTGAGE POOLS


-------------------------------------------------------------------------------------------------
                                                                                      ORIGINAL
                                                             ORIGINAL    REMAINING   MONTHS TO
                                NET     ORIGINAL REMAINING  AMORTIZATIONAMORTIZATION PREPAYMENT
                    MORTGAGE  MORTGAGE   TERM      TERM        TERM        TERM       PENALTY
 CURRENT BALANCE    RATE(%)   RATE(%)   (MONTHS) (MONTHS)    (MONTHS)    (MONTHS)    EXPIRATION
       ($)
-------------------------------------------------------------------------------------------------
         83,846.15   10.685    10.165      180       177        300          297          0
-------------------------------------------------------------------------------------------------
    192,613,738.19    9.894     9.374      180       176        360          356          0
-------------------------------------------------------------------------------------------------
     10,181,395.96    9.903     9.383      180       176        360          356          12
-------------------------------------------------------------------------------------------------
         55,416.54    9.490     8.970      180       177        360          357          18
-------------------------------------------------------------------------------------------------
     35,229,627.70    9.943     9.423      180       176        360          356          24
-------------------------------------------------------------------------------------------------
        186,025.77    9.576     9.056      180       176        360          356          30
-------------------------------------------------------------------------------------------------
     12,102,711.43    9.625     9.105      180       175        360          355          36
-------------------------------------------------------------------------------------------------
         65,497.17    9.250     8.730      180       177        360          357          48
-------------------------------------------------------------------------------------------------
        839,765.41   10.686    10.166      180       176        360          356          6
-------------------------------------------------------------------------------------------------
      2,922,378.82    9.736     9.216      180       176        360          356          60
-------------------------------------------------------------------------------------------------
         96,182.90    8.698     8.178      120       117        120          117          0
-------------------------------------------------------------------------------------------------
         24,288.76   10.900    10.380      120       114        120          114          36
-------------------------------------------------------------------------------------------------
         29,010.48    7.990     7.470      120       117        120          117          60
-------------------------------------------------------------------------------------------------
     10,607,374.55    8.031     7.511      180       175        180          175          0
-------------------------------------------------------------------------------------------------
        243,694.13   10.684    10.164      180       173        180          173          24
-------------------------------------------------------------------------------------------------
        438,640.25   10.387     9.867      180       174        180          174          36
-------------------------------------------------------------------------------------------------
         55,167.13    9.695     9.175      180       177        180          177          60
-------------------------------------------------------------------------------------------------
      3,156,516.97    9.762     9.242      240       235        240          235          0
-------------------------------------------------------------------------------------------------
      1,019,720.47    9.933     9.413      240       236        240          236          12
-------------------------------------------------------------------------------------------------
        465,180.38   10.433     9.913      240       234        240          234          24
-------------------------------------------------------------------------------------------------
        176,350.06    9.689     9.169      240       234        240          234          36
-------------------------------------------------------------------------------------------------
        292,327.46    8.930     8.410      240       237        240          237          60
-------------------------------------------------------------------------------------------------
     56,510,016.36    9.950     9.430      360       353        360          353          0
-------------------------------------------------------------------------------------------------
      1,935,050.06   10.052     9.532      360       353        360          353          12
-------------------------------------------------------------------------------------------------
     40,953,836.40    9.919     9.399      360       353        360          353          24
-------------------------------------------------------------------------------------------------
      5,707,685.35    9.820     9.300      360       353        360          353          36
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    Series 2005-SL3
--------------------------------------------------------------------------------

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE


------------------------------------------------------------    ----------------------------------------------------------
                       Avail     Avail    Avail     Avail                          Avail     Avail     Avail     Avail
                       Funds     Funds    Funds     Funds                          Funds     Funds     Funds     Funds
             Payment   Cap       Cap      Cap       Cap                 Payment    Cap       Cap       Cap       Cap
  Period       Date    (%)(1)(3) (%)(1)(4)(%)(2)(3) (%)(2)(4)   Period    Date     (%)(1)(3) (%)(1)(4) (%)(2)(3) (%)(2)(4)
------------------------------------------------------------    ----------------------------------------------------------
     1       11/25/05    19.52     19.52     9.76      9.76        39     1/25/09    11.21     10.78     11.58     11.14
     2       12/25/05     9.82      9.82     9.82      9.82        40     2/25/09    10.87     10.78     11.23     11.14
     3        1/25/06     9.56      9.54     9.88      9.85        41     3/25/09    11.93     11.93     11.14     11.14
     4        2/25/06     9.62      9.57     9.94      9.89        42     4/25/09    10.78     10.78     11.14     11.14
     5        3/25/06    10.72     10.63    10.00      9.92        43     5/25/09    11.14     11.14     11.14     11.14
     6        4/25/06     9.75      9.63    10.07      9.95        44     6/25/09    10.78     10.78     11.14     11.14
     7        5/25/06    10.14      9.98    10.14      9.98        45     7/25/09    11.14     11.14     11.14     11.14
     8        6/25/06     9.88      9.70    10.21     10.02        46     8/25/09    10.78     10.78     11.14     11.14
     9        7/25/06    10.29     10.06    10.29     10.06        47     9/25/09    10.78     10.78     11.14     11.14
    10        8/25/06    10.03      9.77    10.37     10.09        48    10/25/09    11.14     11.14     11.14     11.14
    11        9/25/06    10.11      9.81    10.45     10.13        49    11/25/09    10.78     10.78     11.14     11.14
    12       10/25/06    10.52     10.17    10.52     10.17        50    12/25/09    11.14     11.14     11.14     11.14
    13       11/25/06    10.22      9.88    10.56     10.21        51     1/25/10    10.78     10.78     11.14     11.14
    14       12/25/06    10.60     10.26    10.60     10.26        52     2/25/10    10.78     10.78     11.14     11.14
    15        1/25/07    10.31      9.97    10.65     10.30        53     3/25/10    11.94     11.94     11.14     11.14
    16        2/25/07    10.35     10.01    10.70     10.35        54     4/25/10    10.78     10.78     11.14     11.14
    17        3/25/07    11.51     11.14    10.74     10.39        55     5/25/10    11.14     11.14     11.14     11.14
    18        4/25/07    10.45     10.11    10.79     10.44        56     6/25/10    10.78     10.78     11.14     11.14
    19        5/25/07    10.85     10.49    10.85     10.49        57     7/25/10    11.14     11.14     11.14     11.14
    20        6/25/07    10.55     10.20    10.90     10.54        58     8/25/10    10.78     10.78     11.14     11.14
    21        7/25/07    10.96     10.60    10.96     10.60        59     9/25/10    10.78     10.78     11.14     11.14
    22        8/25/07    10.66     10.31    11.02     10.65        60    10/25/10    11.14     11.14     11.14     11.14
    23        9/25/07    10.72     10.37    11.08     10.71        61    11/25/10    10.78     10.78     11.14     11.14
    24       10/25/07    11.15     10.77    11.15     10.77        62    12/25/10    11.14     11.14     11.14     11.14
    25       11/25/07    10.85     10.48    11.21     10.83        63     1/25/11    10.78     10.78     11.14     11.14
    26       12/25/07    11.28     10.90    11.28     10.90        64     2/25/11    10.78     10.78     11.14     11.14
    27        1/25/08    10.99     10.61    11.36     10.96        65     3/25/11    11.94     11.94     11.14     11.14
    28        2/25/08    11.07     10.67    11.43     11.03        66     4/25/11    10.79     10.79     11.14     11.14
    29        3/25/08    11.91     11.48    11.51     11.10        67     5/25/11    11.15     11.15     11.15     11.15
    30        4/25/08    11.22     10.81    11.60     11.18        68     6/25/11    10.79     10.79     11.15     11.15
    31        5/25/08    11.69     11.25    11.69     11.25        69     7/25/11    11.15     11.15     11.15     11.15
    32        6/25/08    11.40     10.96    11.78     11.33        70     8/25/11    10.79     10.79     11.15     11.15
    33        7/25/08    11.87     11.41    11.87     11.41        71     9/25/11    10.79     10.79     11.15     11.15
    34        8/25/08    11.59     11.12    11.98     11.49        72    10/25/11    11.15     11.15     11.15     11.15
    35        9/25/08    11.69     11.21    12.08     11.58        73    11/25/11    10.79     10.79     11.15     11.15
    36       10/25/08    12.19     11.67    12.19     11.67        74    12/25/11    11.15     11.15     11.15     11.15
    37       11/25/08    11.91     11.39    12.31     11.77        75     1/25/12    10.79     10.79     11.15     11.15
    38       12/25/08    11.94     11.41    11.94     11.41        76     2/25/12    10.79     10.79     11.15     11.15


(1) Available Funds Cap for the Class A-1 Certificates, Class M Certificates and Class B Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Available Funds Cap for the Class A-2A and Class A-2B Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period

(3) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR remains constant at 4.0700%.

(4) Assumes no losses, 10% optional termination, 30% CPR on collateral and 1 month LIBOR at 4.0700 for the first Distribution Date, and increase to 20.0000% for each Distribution Date thereafter.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    Series 2005-SL3
--------------------------------------------------------------------------------

                         DISCOUNT MARGIN TABLE (TO CALL)

------------------------------------------------------------------------------------------------------------------
                           0%                24%                 30%                45%               60%
                          CPR                CPR                 CPR                CPR               CPR
                        TO CALL            TO CALL             TO CALL            TO CALL           TO CALL
------------------------------------------------------------------------------------------------------------------
                      DISC MARGIN        DISC MARGIN         DISC MARGIN        DISC MARGIN       DISC MARGIN
==================================================================================================================
CLASS A-1
         100.00000%       25                 25                 25                  25                25

          WAL (YRS)     12.98               1.94               1.18                0.72              0.48
     MOD DURN (YRS)     9.452              1.770              1.126               0.697              0.471
   PRINCIPAL WINDOW Nov05 - Jan31        Nov05 - Nov13    Nov05 - Oct08       Nov05 - Aug07      Nov05 - Jan07
------------------------------------------------------------------------------------------------------------------
CLASS M-1
         100.00000%        55                 55                 55                  55                55

          WAL (YRS)      18.36               5.56               5.85                2.01              1.32
     MOD DURN (YRS)      12.041             4.814               5.071              1.902              1.268
   PRINCIPAL WINDOW  Jun20 - Jan31      Jul09 - Nov13       Oct08 - Feb12      Aug07 - Feb08      Jan07 - Apr07
------------------------------------------------------------------------------------------------------------------
CLASS M-2
         100.00000%        70                 70                 70                  70                70

          WAL (YRS)      18.36               5.39               4.94                2.50              1.64
     MOD DURN (YRS)      11.887             4.653               4.348              2.339              1.561
   PRINCIPAL WINDOW  Jun20 - Jan31      Mar09 - Nov13       Oct09 - Feb12      Feb08 - Aug08      Apr07 - Aug07
------------------------------------------------------------------------------------------------------------------
CLASS B-1
         100.00000%      125                125                125                 125                125

          WAL (YRS)     18.36               5.35               4.60                3.26              1.95
     MOD DURN (YRS)     11.348             4.534              4.011               2.958              1.828
   PRINCIPAL WINDOW Jun20 - Jan31      Jan09 - Nov13      Jun09 - Feb12        Aug08 - Aug09     Aug07 - Dec07
------------------------------------------------------------------------------------------------------------------
CLASS B-2
         100.00000%      150                150                150                 150                150

          WAL (YRS)     18.36               5.33               4.50                3.79              2.16
     MOD DURN (YRS)     11.115             4.480              3.905               3.375              2.007
   PRINCIPAL WINDOW Jun20 - Jan31      Jan09 - Nov13      May09 - Feb12       Aug09 - Aug09      Dec07 - Jan08
------------------------------------------------------------------------------------------------------------------
CLASS B-3
         100.00000%       200                200                 200                200                200

          WAL (YRS)      18.36               5.33               4.46                3.79              2.29
     MOD DURN (YRS)      10.669             4.408               3.817              3.336              2.110
   PRINCIPAL WINDOW  Jun20 - Jan31      Jan09 - Nov13       Apr09 - Feb12      Aug09 - Aug09      Jan08 - Mar08
------------------------------------------------------------------------------------------------------------------

                              YIELD TABLE (TO CALL)

-------------------------------------------------------------------------------------------------------------------
                           0%                24%                 30%                45%                60%
                          CPR                CPR                 CPR                CPR                CPR
                        TO CALL            TO CALL             TO CALL            TO CALL            TO CALL
-------------------------------------------------------------------------------------------------------------------
                         YIELD              YIELD               YIELD              YIELD              YIELD
===================================================================================================================
CLASS A-2A
         99. 86774%       5.33               5.14               5.09                4.92               4.72

                WAL     11.50000           1.10000             0.86000            0.53000            0.36000
     MOD DURN (YRS)       8.05               1.03               0.81                0.51               0.35
   PRINCIPAL WINDOW  Nov05 - Jun20      Nov05 - Jun08       Nov05 - Nov07      Nov05 - Jan07      Nov05 - Aug06
-------------------------------------------------------------------------------------------------------------------
CLASS A-2B
         96. 94365%       5.64               5.59               5.52                5.44               5.33

                WAL      18.92               5.32               2.47                1.48               0.98
     MOD DURN (YRS)      11.18               4.39               2.24                1.39               0.93
   PRINCIPAL WINDOW  Jun20 - Jan31       Jun08 - Nov13      Nov07 - Oct08      Jan07 - Aug07      Aug06 - Jan07
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    Series 2005-SL3
--------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)


--------------------------------------------------------------------------------------------------------------------
                           0%                24%                 30%                 45%                60%
                          CPR                CPR                 CPR                 CPR                CPR
                        TO CALL            TO CALL             TO CALL             TO CALL            TO CALL
--------------------------------------------------------------------------------------------------------------------
                      DISC MARGIN        DISC MARGIN         DISC MARGIN         DISC MARGIN        DISC MARGIN
====================================================================================================================
CLASS A-1
         100.00000%       25                 26                 25                   25                 25

          WAL (YRS)     13.09               2.08               1.18                 0.72               0.48
     MOD DURN (YRS)     9.485              1.857               1.126               0.697              0.471
   PRINCIPAL WINDOW Nov05 - Jan35       Nov05 - Jun20      Nov05 - Oct08       Nov05 - Aug07      Nov05 - Jan07
--------------------------------------------------------------------------------------------------------------------
CLASS M-1
         100.00000%        55                 57                  59                  55                 55

          WAL (YRS)      18.81               6.15                7.29                2.01               1.32
     MOD DURN (YRS)      12.173             5.178               6.041               1.902              1.268
   PRINCIPAL WINDOW  Jun20 - Dec34      Jul09 - Jun20        Oct08 - Jan20      Aug07 - Feb08      Jan07 - Apr07
--------------------------------------------------------------------------------------------------------------------
CLASS M-2
         100.00000%        70                 72                  72                  70                 70

          WAL (YRS)      18.81               5.98                5.41                2.50               1.64
     MOD DURN (YRS)      12.014             5.013               4.667               2.339              1.561
   PRINCIPAL WINDOW  Jun20 - Nov34      Mar09 - Jun20       Oct09 - Apr18       Feb08 - Aug08      Apr07 - Aug07
--------------------------------------------------------------------------------------------------------------------
CLASS B-1
         100.00000%      126                129                 129                 141                125

          WAL (YRS)     18.80               5.93               5.06                 4.69               1.95
     MOD DURN (YRS)     11.460             4.872               4.307               4.004              1.828
   PRINCIPAL WINDOW Jun20 - Oct34      Jan09 - Jun20       Jun09 - Jun17        Aug08 - Jul14     Aug07 - Dec07
--------------------------------------------------------------------------------------------------------------------
CLASS B-2
         100.00000%      151                155                 155                 172                150

          WAL (YRS)     18.80               5.89               4.94                 5.60               2.16
     MOD DURN (YRS)     11.220             4.802               4.187               4.737              2.007
   PRINCIPAL WINDOW Jun20 - Aug34      Jan09 - Nov19       May09 - Oct16       Dec10 - Jul12      Dec07 - Jan08
--------------------------------------------------------------------------------------------------------------------
CLASS B-3
         100.00000%       201                206                 206                 220                200

          WAL (YRS)      18.80               5.87                4.88                4.89               2.29
     MOD DURN (YRS)      10.762             4.708               4.082               4.155              2.110
   PRINCIPAL WINDOW  Jun20 - Jul34      Jan09 - Jun19       Apr09 - Jul16       May10 - Apr12      Jan08 - Mar08
--------------------------------------------------------------------------------------------------------------------

                            YIELD TABLE (TO MATURITY)


-------------------------------------------------------------------------------------------------------------------
                           0%                24%                 30%                 45%               60%
                          CPR                CPR                 CPR                 CPR               CPR
                        TO CALL            TO CALL             TO CALL             TO CALL           TO CALL
-------------------------------------------------------------------------------------------------------------------
                         YIELD              YIELD               YIELD               YIELD             YIELD
===================================================================================================================
CLASS A-2A
         99. 86774%       5.33               5.14                5.09               4.92               4.72

                WAL      11.50               1.10                0.86               0.53               0.36
     MOD DURN (YRS)       8.05               1.03                0.81               0.51               0.35
   PRINCIPAL WINDOW  Nov05 - Jun20      Nov05 - Jun08       Nov05 - Nov07       Nov05 - Jan07     Nov05 - Aug06
-------------------------------------------------------------------------------------------------------------------
CLASS A-2B
         96. 94365%       5.64               5.64                5.52               5.44               5.33

                WAL      19.44               6.00                2.47               1.48               0.98
     MOD DURN (YRS)      11.30               4.77                2.24               1.39               0.93
   PRINCIPAL WINDOW  Jun20 - Jan35       Jun08 - Jun20      Nov07 - Oct08       Jan07 - Aug07     Aug06 - Jan07


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    Series 2005-SL3
--------------------------------------------------------------------------------

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 4.0700%) and forward LIBOR. Other assumptions include: (1) prepayment speed at 30% CPR, (2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown), (5) 100% loss severity:


                                STATIC LIBOR            FORWARD LIBOR
                                ------------            -------------
CLASS M-1       CDR Break             14.67%                   14.09%
                Cum Loss              30.47%                   29.56%
                                ------------            -------------
CLASS M-2       CDR Break             10.89%                   10.30%
                Cum Loss              24.18%                   23.11%
                                ------------            -------------
CLASS B-1       CDR Break              8.81%                    8.21%
                Cum Loss              20.33%                   19.16%
                                ------------            -------------
CLASS B-2       CDR Break              7.96%                    7.36%
                Cum Loss              18.67%                   17.46%
                                ------------            -------------
CLASS B-3       CDR Break              7.11%                    6.53%
                Cum Loss              16.95%                   15.74%
                                ------------            -------------

                           [FORWARD LIBOR BAR GRAPH]

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                        COMPUTATIONAL MATERIALS FOR
                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]                    Series 2005-SL3
--------------------------------------------------------------------------------

                                  EXCESS SPREAD
The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 4.0700%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period. Other assumptions include:
(1) prepayment speed is 30% CPR, (2) no defaults and no losses:


PERIOD        EXCESS SPREAD IN BPS STATIC LIBOR          EXCESS SPREAD IN FORWARD LIBOR
-----------------------------------------------------------------------------------------
Avg yr1                     509                                    470
-----------------------------------------------------------------------------------------
Avg yr2                     564                                    510
-----------------------------------------------------------------------------------------
Avg yr3                     630                                    560
-----------------------------------------------------------------------------------------
Avg yr4                     603                                    518
-----------------------------------------------------------------------------------------
Avg yr5                     598                                    498
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
  Period    Excess Spread    1 Month    Excess Spread in  Period   Excess Spread     1         Excess Spread in
            in bps (Static   Forward      bps (Forward             in bps (Static    Month       bps (Forward
                LIBOR)       LIBOR           LIBOR)                    LIBOR)        Forward        LIBOR)
                                                                                     LIBOR
-----------------------------------------------------------------------------------------------------------------

    1             *           4.0700%           *           39          602          4.8690%          520
-----------------------------------------------------------------------------------------------------------------
    2            484          4.2070%          475          40          567          4.8750%          484
-----------------------------------------------------------------------------------------------------------------
    3            478          4.3580%          459          41          618          4.8830%          542
-----------------------------------------------------------------------------------------------------------------
    4            483          4.4980%          454          42          574          4.8940%          489
-----------------------------------------------------------------------------------------------------------------
    5            520          4.5350%          491          43          595          4.9050%          511
-----------------------------------------------------------------------------------------------------------------
    6            495          4.6390%          455          44          580          4.9190%          492
-----------------------------------------------------------------------------------------------------------------
    7            511          4.6520%          471          45          599          4.9340%          512
-----------------------------------------------------------------------------------------------------------------
    8            507          4.7370%          459          46          583          4.9510%          492
-----------------------------------------------------------------------------------------------------------------
    9            524          4.7870%          474          47          584          4.9690%          491
-----------------------------------------------------------------------------------------------------------------
    10           520          4.7700%          468          48          603          4.9890%          511
-----------------------------------------------------------------------------------------------------------------
    11           527          4.7900%          473          49          586          5.0120%          489
-----------------------------------------------------------------------------------------------------------------
    12           545          4.8020%          491          50          604          5.0290%          508
-----------------------------------------------------------------------------------------------------------------
    13           536          4.7950%          483          51          587          5.0440%          486
-----------------------------------------------------------------------------------------------------------------
    14           552          4.7860%          500          52          587          5.0550%          485
-----------------------------------------------------------------------------------------------------------------
    15           543          4.7800%          490          53          638          5.0630%          546
-----------------------------------------------------------------------------------------------------------------
    16           547          4.7740%          493          54          587          5.0700%          484
-----------------------------------------------------------------------------------------------------------------
    17           587          4.7690%          539          55          605          5.0720%          504
-----------------------------------------------------------------------------------------------------------------
    18           554          4.7690%          500          56          588          5.0710%          485
-----------------------------------------------------------------------------------------------------------------
    19           571          4.7670%          518          57          605          5.0660%          506
-----------------------------------------------------------------------------------------------------------------
    20           562          4.7690%          506          58          588          5.0590%          486
-----------------------------------------------------------------------------------------------------------------
    21           579          4.7710%          525          59          589          5.0470%          488
-----------------------------------------------------------------------------------------------------------------
    22           571          4.7760%          513          60          606          5.0340%          510
-----------------------------------------------------------------------------------------------------------------
    23           575          4.7810%          517          61          589          5.0180%          491
-----------------------------------------------------------------------------------------------------------------
    24           594          4.7890%          536          62          606          5.0020%          513
-----------------------------------------------------------------------------------------------------------------
    25           585          4.7980%          523          63          589          4.9900%          494
-----------------------------------------------------------------------------------------------------------------
    26           605          4.8060%          544          64          589          4.9790%          495
-----------------------------------------------------------------------------------------------------------------
    27           597          4.8140%          532          65          640          4.9700%          556
-----------------------------------------------------------------------------------------------------------------
    28           603          4.8220%          536          66          589          4.9660%          497
-----------------------------------------------------------------------------------------------------------------
    29           640          4.8280%          576          67          606          4.9630%          517
-----------------------------------------------------------------------------------------------------------------
    30           617          4.8340%          547          68          589          4.9610%          497
-----------------------------------------------------------------------------------------------------------------
    31           640          4.8390%          570          69          606          4.9620%          517
-----------------------------------------------------------------------------------------------------------------
    32           632          4.8450%          558          70          589          4.9660%          497
-----------------------------------------------------------------------------------------------------------------
    33           656          4.8490%          583          71          590          4.9720%          496
-----------------------------------------------------------------------------------------------------------------
    34           648          4.8530%          571          72          606          4.9800%          515
-----------------------------------------------------------------------------------------------------------------
    35           657          4.8560%          578          73          590          4.9900%          494
-----------------------------------------------------------------------------------------------------------------
    36           683          4.8580%          605          74          607          5.0000%          514
-----------------------------------------------------------------------------------------------------------------
    37           675          4.8600%          593          75          590          5.0120%          492
-----------------------------------------------------------------------------------------------------------------
    38           656          4.8640%          577          76          590          5.0210%          491
-----------------------------------------------------------------------------------------------------------------


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